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                                                                    EXHIBIT 10.1


                  1997 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                      OF TCI SATELLITE ENTERTAINMENT, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT ("Agreement") is made as of February 3, 1997, by and between TCI SATELLITE ENTERTAINMENT, INC., a Delaware corporation (the "Company") and the person signing adjacent to the caption "Grantee" on the signature page hereof ("Grantee").

     The Company has adopted the 1997 Nonemployee Director Stock Option Plan of TCI Satellite Entertainment, Inc. (the "Plan"), a copy of which is appended to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of independent directors on the Board of Directors of the Company. Options granted pursuant to the Plan and this Agreement are subject to approval of the Plan by the stockholders of the Company. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

     Pursuant to the Plan, the option hereby granted is provided to Grantee as additional remuneration for services rendered, to encourage Grantee to remain a director of the Company and to increase Grantee's personal interest in the continued success and progress of the Company.

     NOW, THEREFORE, the Company and Grantee agree as follows:

     1. GRANT OF OPTION. Subject to the terms and conditions herein, the Company grants to the Grantee during the period commencing on February 3, 1997 (the "Option Date") and expiring at 5 p.m., Denver, Colorado time ("Close of Business") February 2, 2007 (the "Option Term"), subject to earlier termination as provided in paragraph 5 below, an option to purchase from the Company, at the price per share set forth on Schedule 1 hereto (the "Option Price"), the number of shares of Series A Common Stock of the Company set forth on said Schedule 1 (the "Option Shares"). The Option Price and Option Shares are subject to adjustment pursuant to paragraph 8 below. This option is as a "Nonqualified Stock Option" and is hereinafter referred to as the "Option."

     2. CONDITIONS OF EXERCISE. The Option is exercisable only in accordance with the conditions stated in this paragraph and paragraph 8(b).

          (a) Except as otherwise provided in paragraph 8(b) or in the last sentence of this subparagraph (a), the Option shall not be exercisable until February 3, 1998, and on such date and thereafter the Option may only be exercised to the extent the Option Shares have become available for purchase in accordance with the following schedule:

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               Date                 Percentage of Option Shares
               ____                    Available for Purchase
                                    ___________________________

         February 3, 1998                      20%
         February 3, 1999                      40%
         February 3, 2000                      60%
         February 3, 2001                      80%
         February 3, 2002                     100%

     Notwithstanding the foregoing, all Option Shares shall become available for purchase if Grantee's status as a Director shall cease for any reason other than voluntary termination of Director status by Grantee.

          (b) To the extent the Option becomes exercisable, such Option may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Option Term or earlier termination of the Option pursuant to paragraph 5.

     3. MANNER OF EXERCISE. The Option shall be considered exercised (as to the number of Option Shares specified in the notice referred to in subparagraph (a) below) on the latest of (i) the date of exercise designated in the written notice referred to in subparagraph (a) below, (ii) if the date so designated is not a business day, the first business day following such date or (iii) the earliest business day by which the Company has received all of the following:

          (a) Written notice to the Secretary of the Company designating, among other things, the date of exercise and the number of Option Shares to be purchased; and

          (b)  Payment of the Option Price for each Option Share to be purchased in cash or by means of tendering theretofore owned Series A Common Stock or a combination thereof; provided, however, that any shares
                                            --------  -------
     of Series A Common Stock delivered in payment of the Option Price shall be shares that the Grantee has owned for a period of at least six months prior to the date of exercise.

     4. DELIVERY BY THE COMPANY. As soon as practicable after receipt of all items referred to in paragraph 3, the Company shall deliver to the Grantee certificates issued in Grantee's name for the number of Option Shares purchased by exercise of the Option. If delivery is by mail, delivery of shares of Series A Common Stock shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment shall be deemed effected when a Company check, payable to Grantee and in an amount equal to the amount of the cash payment, shall have been deposited in the United States mail, addressed to the Grantee.

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     5.  EARLY TERMINATION OF OPTION.  The Option shall terminate, prior to the expiration of the Option Term, at the time specified below:

          (a) If Grantee ceases to serve as a Director during the Option Term by reason of voluntary termination of Director status by Grantee, then the Option shall terminate at the Close of Business on the first business day following the expiration of the three-month period which began on the date of termination of Grantee's status as a Director;

          (b) If Grantee ceases to serve as a Director during the Option Term for any reason other than voluntary termination of Director status by Grantee, the Option shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of termination of Grantee's status as a Director.

          In any event in which the Option remains exercisable for a period of time following the voluntary termination of Nonemployee Director status by Grantee, the Option may be exercised during such period of time only to the extent the Option was exercisable as provided in paragraph 2 above on such date of termination of Grantee's status as a Director. Notwithstanding any period of time referenced in this paragraph 5 or any other provision of this paragraph that may be construed to the contrary, the Option shall in any event terminate upon the expiration of the Option Term.

     6. NONTRANSFERABILITY OF OPTION. During Grantee's lifetime, the Option is not transferable (voluntarily or involuntarily) other than pursuant to a qualified domestic relations order and, except as otherwise required pursuant to a qualified domestic relations order, is exercisable only by the Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the Option shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Secretary of the Company on the form annexed hereto as Exhibit B or such other form as may be prescribed for purposes of the Plan, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the Option shall pass by will or the laws of descent and distribution. Following Grantee's death, the Option, if otherwise exercisable, may be exercised by the person to whom such Option passes accordingly to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

     7. NO STOCKHOLDER RIGHTS. The Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of Series A Common Stock as to which this Agreement relates until such shares shall have been issued to Grantee by the Company. Furthermore, the existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act.

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     8.  ADJUSTMENTS.

          (a) The Option shall be subject to adjustment (including, without limitation, as to the number of Option Shares and the Option Price per share) in the sole discretion of the Board of Directors and in such manner as the Board of Directors may deem equitable and appropriate in connection with the occurrence of any of the events described in Section 10(b) of the Plan following the Option Date.

          (b) In the event of any Change in Control, the Option shall become exercisable in full without regard to paragraph 2(a).

     9.  RESTRICTIONS IMPOSED BY LAW.  Without limiting the generality of
Section 14 of the Plan, the Grantee agrees that Grantee will not exercise the Option and that the Company will not be obligated to deliver any shares of Series A Common Stock or make any cash payment, if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Series A Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the Option or the resulting delivery of shares of Series A Common Stock or other payment to comply with any such law, rule, regulation or agreement.

     10. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be:

          (a)  delivered personally to the following address:

                    TCI Satellite Entertainment, Inc.
                    c/o Corporate Counsel
                    8085 South Chester Street, Suite 300
                    Englewood, Colorado 80112
               or

          (b) sent by first class mail, postage prepaid and addressed as follows:

                    TCI Satellite Entertainment, Inc.
                    c/o Corporate Counsel
                    8085 South Chester Street, Suite 300
                    Englewood, Colorado 80112

Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to

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Grantee's address as listed in the records of the Company on the Option Date, unless the Company has received written notification from the Grantee of a change of address.

     11. AMENDMENT. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Board of Directors, consistent with the provisions of Section 13 of the Plan regarding amendment of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee, this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the
                           -------  -------
Company's stockholders and, provided, in each case, that such changes or
                            --------
corrections shall not adversely affect the rights of Grantee with respect to the Option evidenced hereby, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws.

     12. GRANTEE STATUS AS A DIRECTOR. Nothing contained in this Agreement, and no action of the Company with respect hereto, shall confer or be construed to confer on the Grantee any right to continue as a member of the Board or interfere in any way with the right of the Company to terminate the Grantee's status as a member of the Board at any time, with or without cause; subject,
                                                                    --------
however, to the provisions of applicable law.
--------

     13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

     14. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Option evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     15. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

     16. ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and Grantee. Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has

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been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Options and replaces and makes null and void any prior agreements between Grantee and the Company regarding the Options.

     17. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.


ATTEST:                           TCI SATELLITE ENTERTAINMENT, INC.



                                  By:
--------------------------           ------------------------------
Assistant Secretary                  Name:
                                     Title:



               _________________________________________________




                                  ACCEPTED:


                                  ---------------------------------


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                                    Schedule 1 to Non-Qualified Stock Option
                                    Agreement dated as of February 3, 1997



                  1997 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                     OF TCI SATELLITE ENTERTAINMENT, INC.



Grantee:


Option Date:     February 3, 1997


Option Price:    $8.00 per share


Option Shares:   50,000 shares of Series A  Common Stock of the Company, $1.00 par value per share.


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                                    Exhibit B to Non-Qualified Stock Option
                                    Agreement dated as of February 3, 1997


                  1997 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                     OF TCI SATELLITE ENTERTAINMENT, INC.


                          DESIGNATION OF BENEFICIARY


     I,                                           (the "Grantee"), hereby
       -------------------------------------------

declare that upon my death                                         (the
                           ----------------------------------------
                                           Name
"Beneficiary") of
                  ----------------------------------------------------------
                        Street Address    City        State      Zip Code

who is my                                             shall be entitled
         --------------------------------------------
                     Relationship to Grantee

to the Option and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

     It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

     It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.



-----------------------------        --------------------------------------
     Date                                Grantee

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